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                                                 Exhibit No. (24)










                        POWERS OF ATTORNEY

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                        POWER OF ATTORNEY

      WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              MARKET VALUE ADJUSTED ANNUITY CONTRACT

  Know all men by these presents that James P. Zils, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, and each of them, her attorneys-in-fact, with power of substitution, and him in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity Contract and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       March 6, 1996
                                       ---------------
                                       Date




                                       /s/JAMES P. ZILS
                                       ---------------------
                                          James P. Zils


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                        POWER OF ATTORNEY

      WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
              MARKET VALUE ADJUSTED ANNUITY CONTRACT

  Know all men by these presents that Casey J. Sylla, whose signature appears below, constitutes and appoints Michael J. Velotta, his attorney-in-fact, with power of substitution, and his in any and all capacities, to sign any Form S-1 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Market Value Adjusted Annuity and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.




                                       March 5, 1996
                                       ---------------
                                       Date




                                       /s/CASEY J. SYLLA
                                       ---------------------
                                          Casey J. Sylla
                                          Chief Investment Officer and Director